EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
REQUIRED BY RULE 13a-14(b) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:
          (i) the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GLENN J. HOLLER

Name:	Glenn J. Holler
Title:	Senior Vice President, Chief Financial Officer and Secretary
Dated: March 12, 2009